EXHIBIT NUMBER 13(2)
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
• WITH RESPECT TO THE ANNUAL REPORT ON FORM 20-F/A
FOR THE YEAR ENDED DECEMBER 31, 2008
OF CHINA ENTERPRISES LIMITED
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of China Enterprises Limited, a Bermuda company (the “Company”), does hereby certify, to the best of such officer’s knowledge, that:
(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 22, 2010

/s/ Chow Chun Man, Jimmy
CHOW CHUN MAN, JIMMY
Chief Financial Officer
The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 20-F or as a separate disclosure document of the Company or the certifying officer.